Note 15 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Loss carry forward	$ 6,382	$ 4,943
Foreign Tax Jurisdiction [Member] | Canada Revenue Agency [Member]
Loss carry forward	1,265	2,048
Valuation allowance	0	0
Net	1,265	2,048
Domestic Tax Jurisdiction [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	77,676	53,295
Valuation allowance	23,362	20,360
Net	$ 54,314	$ 32,935